Exhibit 3.2

Ministry of Finance	Mailing Address:	Location:
Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT

RON TOWNSHEND March 29, 2007

This Notice of Articles was issued by the Registrar on: April 1, 2007 12:00 AM Pacific Time
Incorporation Number: BC0786966
Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES
Name of Company:
LIONS GATE ENTERTAINMENT CORP.
REGISTERED OFFICE INFORMATION

Mailing Address: 2200 - 1055 W HASTINGS ST VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200 - 1055 W HASTINGS ST VANCOUVER BC V6E 2E9 CANADA
RECORDS OFFICE INFORMATION

Mailing Address: 2200 - 1055 W HASTINGS ST VANCOUVER BC V6E2E9 CANADA	Delivery Address: 2200 - 1055 W HASTINGS ST VANCOUVER BC V6E 2E9 CANADA

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DIRECTOR INFORMATION
Last Name, First Name, Middle Name:
FELTHEIMER, JON

Mailing Address: SUITE 200 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	Delivery Address: SUITE 200 2700 COLORADO BLVD. SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
LUDWIG, HARALD

Mailing Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA

Last Name, First Name, Middle Name:
Bacal, Norman

Mailing Address: SUITE 2600, ROYAL BANK PLAZA 200 BAY ST. SOUTH TOWER TORONTO ON M5J 2J4 CANADA	Delivery Address: SUITE 2600, ROYAL BANK PLAZA 200 BAY ST. SOUTH TOWER TORONTO ON M5J 2J4 CANADA

Last Name, First Name, Middle Name:
SIMMONS, HARDWICK

Mailing Address: SUITE 200 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	Delivery Address: SUITE 200 2700 COLORADO BLVD. SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
EVRENSEL, ARTHUR

Mailing Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA

Last Name, First Name, Middle Name:
May, Laurie S.

Mailing Address: 2 BLOOR STREET WEST SUITE 1001 TORONTO ON M4W 3E2 CANADA	Delivery Address: 2 BLOOR STREET WEST SUITE 1001 TORONTO ON M4W 3E2 CANADA

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Last Name, First Name, Middle Name:
BURNS, MICHAEL

Mailing Address: SUITE 200 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	Delivery Address: SUITE 200 2700 COLORADO BLVD. SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
AMIN, MARK

Mailing Address: SUITE 200 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	Delivery Address: SUITE 200 2700 COLORADO BLVD. SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
PATERSON, SCOTT

Mailing Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA

Last Name, First Name, Middle Name:
SIMM, DARYL

Mailing Address: SUITE 200 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	Delivery Address: SUITE 200 2700 COLORADO BLVD. SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
TOBIN, BRIAN

Mailing Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA

Last Name, First Name, Middle Name:
KOFFMAN, MORLEY

Mailing Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 2200-1055 WEST HASTINGS ST. VANCOUVER BC V6E 2E9 CANADA
AUTHORIZED SHARE STRUCTURE

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1.	500,000,000	Common Shares	Without Par Value

			With Special Rights or Restrictions attached

2.	200,000,000	Preference Shares	Without Par Value

			With Special Rights or Restrictions attached

1. 1,000,000	5.25% Convertible Redeemable Preferred Shares, Series A	Special Rights or Restrictions are attached

2. 10	Preferred Shares, Restricted Voting, Non-Transferable, Series B	Special Rights or Restrictions are attached

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